UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): January 25, 2007
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas (Address of principal executive offices)	77478 (Zip code)
Registrant’s telephone number, including area code: (281) 276-6100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
ITEM 2.02. Results of Operations and Financial Condition.
     This report is furnished in accordance with General Instruction B.2 of Form 8-K.
     On January 25, 2007, the Registrant issued a press release announcing its financial results for the quarter and year ended December 31, 2006. A copy of such press release is included as Exhibit 99.1 and will be published in the “Newsroom” area on the Registrant’s web site at http://www.noblecorp.com. Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release is being furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
ITEM 9.01. Financial Statements and Exhibits.

(c)	Exhibits

	Exhibit 99.1	Noble Corporation Press Release dated January 25, 2007, announcing the financial results for the quarter and year ended December 31, 2006.

FORM 8-K
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: January 25, 2007	By:	/s/ THOMAS L. MITCHELL
Thomas L. Mitchell,
Senior Vice President and Chief Financial Officer, Treasurer and Controller

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Noble Corporation Press Release dated January 25, 2007, announcing the financial results for the quarter and year ended December 31, 2006.